SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported): March 6, 2002


                CREDIT AND ASSET REPACKAGING VEHICLE CORPORATION
               (Exact Name of Registrant as Specified in Charter)


          Delaware                    333-64594                 13-4182182
(State or Other Jurisdiction         (Commission               (IRS Employer
      of Incorporation)              File Number)            Identification No.)


85 Broad Street, New York, New York                             10004
(Address of Principal Executive Offices)                      (Zip Code)

       Registrant's telephone number, including area code: (212) 902-1000

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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITs

         The following exhibits are filed herewith:

Exhibit
 Number      Description
--------------------------------------------------------------------------

5.1          Opinion of Sullivan & Cromwell with respect to Legality.

23.1         Consent of Sullivan & Cromwell (included in Exhibit 5.1).


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            CREDIT AND ASSET REPACKAGING
                                            VEHICLE CORPORATION



Date:  March 6, 2002                        By: /s/ Sarah Leah Whitson
                                               ---------------------------------
                                                Name:  Sarah Leah Whitson
                                                Title: Secretary and Vice
                                                       President



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